UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2014

NORTHSTAR ELECTRONICS, INC.

 (Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-90031                             33-0803434

 (Commission File Number)      (IRS Employer Identification No.)

3959 36th Ave., W.

Vancouver, British Columbia, Canada V6N 2S7

(Address of principal executive offices and zip Code)

604-558-1199

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events/Information

The Company announces that it has moved and its new corporate address and phone number are:

NorthStar Electronics, Inc.

3959 36th Ave., W.

Vancouver, British Columbia, V6N 2S7 CANADA

Phone: 604-261-4330

www.northstarelectronics.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NORTHSTAR ELECTRONICS, INC.

                                                              By:   /s/Wilson Russell

                                                                      Name: Wilson Russell

                                                                     Title:  President and Chief Executive Officer

Dated: July 1, 2014